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                                                                   Exhibit 10.16



                                     FORM OF

                         SAXON CAPITAL ACQUISITION CORP.

                             STOCK OPTION AGREEMENT

                                       FOR

                             NON-EMPLOYEE DIRECTORS


         WHEREAS, David D. Wesselink (the "Optionee") is a Non-Employee Director of Saxon Capital Acquisition Corp. (the "Company").

         WHEREAS, the Optionee has been selected by the Board of Directors to receive an option to purchase shares (the "Shares") of the Company's voting Common Stock, $0.01 par value per share (the "Common Stock").

         WHEREAS, the option to purchase the Shares is not being made under the Company's 2001 Stock Incentive Plan.

         WHEREAS, the Board of Directors has on May 31, 2001 authorized the execution of a stock option agreement in the form hereof (the "Agreement") effective as of _________ ____, _____ (the "Date of Grant").

         NOW THEREFORE, subject to the terms and conditions set forth herein:

         SECTION 1.  GRANT OF OPTION.

         (a) OPTION. The Company grants to the Optionee on the Date of Grant the option (the "Option") to purchase 75,000 Shares at an exercise price per Share of $10.00 (the "Exercise Price"). The Option is intended to be a nonqualified stock option and will not be treated as an Incentive Stock Option as that term is defined in Section 422 of the Code.

         (b) DEFINED TERMS. Capitalized terms are defined in Section 11 of this Agreement.

         SECTION 2.  VESTING; RIGHT TO EXERCISE.

         Subject to the conditions set forth in this Agreement, the Shares under this Option vest and may be exercised as follows: 25% of the Shares under the Option may be exercised on the first anniversary of the Date of Grant, 25% of the Shares under the Option may be exercised on the second anniversary of the Date of Grant, 25% of the Shares under the Option may be exercised on the third anniversary of the Date of Grant, and 25% of the Shares under the Option may be exercised on the fourth anniversary of the Date of Grant.

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         SECTION 3.  NO TRANSFER OR ASSIGNMENT OF OPTION.

         Except as otherwise provided in this Agreement, the Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

         SECTION 4.  EXERCISE PROCEDURES.

         (a) NOTICE OF EXERCISE. The Optionee or the Optionee's representative may exercise the Option by giving written notice to the Company pursuant to Section 10(c). The notice shall specify the election to exercise the Option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising the Option. In the event that the Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative's right to exercise the Option. The Optionee or the Optionee's representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

         (b) ISSUANCE OF SHARES. After receiving a proper notice of exercise, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause such certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

         (c) WITHHOLDING TAXES. In the event that the Company determines that it is required to withhold any tax as a result of the exercise of the Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Company to enable it to satisfy all withholding requirements. The Optionee shall also make arrangements satisfactory to the Company to enable it to satisfy any withholding requirements that may arise in connection with the vesting or disposition of Shares purchased by exercising the Option.

         SECTION 5.  PAYMENT FOR STOCK.

         (a) CASH. All or part of the Purchase Price may be paid in cash or cash equivalents.

         (b) SURRENDER OF STOCK. All or any part of the Purchase Price may be paid by surrendering nonforfeitable and nonrestricted Shares that have been held by the Optionee for at least six months. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Option is exercised. The Optionee shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

         (c) EXERCISE/SALE. If the Common Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the

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Company) of an irrevocable direction to a securities broker approved by the
Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

         (d) EXERCISE/PLEDGE. If the Common Stock is publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

         SECTION 6.  TERM AND EXPIRATION.

         (a) BASIC TERM. The Option shall in any event expire on the date 10 years after the Date of Grant.

         (b) TERMINATION OF SERVICE (EXCEPT BY DEATH). If the Optionee's Service terminates for any reason other than death, then the Option shall expire on the earliest of the following occasions:

                  (i)      The expiration date determined pursuant to Subsection
         (a) above;

                  (ii) The 90th day after the Optionee's date of termination for any reason other than Retirement or Disability; or

                  (iii) The date 12 months after the termination of the Optionee's Service by reason of Retirement or Disability.

The Optionee may exercise all or part of the Option at any time before its expiration under the preceding sentence, but only to the extent that the Option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, the Option shall expire immediately with respect to the number of Shares for which the Option is not yet exercisable. In the event that the Optionee dies after termination of Service but before the expiration of the Option, all or part of the Option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired the Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Option had become exercisable before the Optionee's Service terminated.

         (c) DEATH OF THE OPTIONEE. If the Optionee dies while in Service, then the Option shall expire on the earlier of the following dates:

                  (i)      The expiration date determined pursuant to Subsection
         (a) above; or

                  (ii)     The date 12 months after the Optionee's death.

All or part of the Option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired the Option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that the Option had become exercisable before the Optionee's death.

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         SECTION 7.  LEGALITY OF INITIAL ISSUANCE.

         No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that:

         (a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

         (b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

         (c) Any other applicable provision of state or federal law has been satisfied.

         SECTION 8.  NO REGISTRATION RIGHTS.

         The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

         SECTION 9.  RESTRICTIONS ON TRANSFER.

         (a) SECURITIES LAW RESTRICTIONS. Regardless of whether the offering and sale of Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

         (b) MARKET STAND-OFF. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company's initial public offering, the Optionee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters. Such restriction (the "Market Stand-Off") shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company's initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company's outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the

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Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company's underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act, and the Optionee shall be subject to this Subsection (b) only if the directors and officers of the Company are subject to similar arrangements.

         (c) INVESTMENT INTENT AT GRANT. The Optionee represents and agrees that the Shares to be acquired upon exercising the Option will be acquired for investment, and not with a view to the sale or distribution thereof.

         (d) INVESTMENT INTENT AT EXERCISE. In the event that the sale of Shares is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising the Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

         (e) LEGENDS. All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"), AND SHALL NOT BE SOLD, EXCHANGED, ASSIGNED, PLEDGED, MORTGAGED, HYPOTHECATED, ENCUMBERED, DISPOSED OF, OR OTHERWISE TRANSFERRED, WHETHER VOLUNTARILY OR INVOLUNTARILY, OR BY OPERATION OF LAW, OR WITH OR WITHOUT CONSIDERATION (A "TRANSFER") BY THE HOLDER EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO COUNSEL TO THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE ACT AND THE STATE ACTS."

         (f) REMOVAL OF LEGENDS. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

         (g) ADMINISTRATION. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 9 shall be conclusive and binding on the Optionee and all other persons.

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         SECTION 10.  MISCELLANEOUS PROVISIONS.

         (a) RIGHTS AS A STOCKHOLDER. Neither the Optionee nor the Optionee's representative shall have any rights as a stockholder with respect to any Shares subject to the Option until the Optionee or the Optionee's representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

         (b) NO RETENTION RIGHTS. Nothing in the Option shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

         (c) NOTICE. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company.

         (d) ENTIRE AGREEMENT. The Agreement constitutes the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

         (e) CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State, without giving effect to the choice of law provisions thereof.

         (f) COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one and the same instrument.

         SECTION 11.  DEFINITIONS.

         (a) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

         (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "DISABILITY" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

         (d) "EMPLOYEE" shall mean any individual who is a common-law employee of the Company, a Parent, or a Subsidiary.

         (e) "FAIR MARKET VALUE" shall mean the market price of Common Shares, determined by the Board of Directors in good faith on such basis as it deems appropriate. Whenever

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possible, the determination of Fair Market Value by the Board of Directors shall be based on the prices reported in the Wall Street Journal or any other nationally recognized newspaper. Such determination shall be conclusive and binding on all persons.

         (f) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board of Directors who is not an Employee.

         (g) "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (h) "PURCHASE PRICE" shall mean the Exercise Price multiplied by the number of Shares with respect to which the Option is being exercised.

         (i) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         (j)      "SERVICE" shall mean service as an Non-Employee Director.

         (k) "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.












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This Agreement is executed by the Company on this ____ day ____________, 2001, effective as of the Date of Grant.


                                                SAXON CAPITAL ACQUISITION, INC.



                                                ------------------------------
                                                By:
                                                Title:


         The undersigned Optionee hereby acknowledges receipt of an executed original of this Agreement and accepts the Option granted hereunder, subject to the terms and conditions hereinabove set forth.


                                                -------------------------------
                                                David D. Wesselink, Optionee

                                                Date:
                                                     --------------------------














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